                                                                  Exhibit 10.1



                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 20, 2002 among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of June 21, 2002 (as amended hereby and as the same may hereafter be further amended, modified or supplemented, the "Credit Agreement");

     WHEREAS, the Credit Parties are requesting that the Lenders amend certain terms of the Credit Agreement in order to extend the Maturity Date; and

     WHEREAS, the Lenders have agreed to amend certain terms of the Credit Agreement in order to extend the Maturity Date, subject to the conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. Amendment to Credit Agreement.

     (a) Section 1.1. The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Maturity Date" means (i) December 31, 2002 if the Unilab Acquisition is not consummated on or prior to such date or (ii) June 21, 2007 if the Unilab Acquisition is consummated on or prior to December 31, 2002.

     (b) Section 3.4. Section 3.4 of the Credit Agreement is hereby amended by adding the following two sentences at the end of such Section to read as follows:

          The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders on a pro rata basis based on their Term Loan Commitment Percentage, a ticking fee equal to 0.25% per annum (the "Ticking Fee") calculated on the then applicable Term Loan Committed Amount (giving effect to any reduction thereof pursuant to Section 2.1(d)). The Ticking Fee shall accrue daily from October 1, 2002 to the earlier of the Funding Date or the Maturity Date and shall be payable monthly in arrears on the last Business Day of each month and on the Funding Date or the Maturity Date, as applicable.

     2. Effectiveness; Conditions Precedent. This Amendment shall be deemed to have become effective as of the date above written upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Credit Parties and the Lenders.

     3. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that this Amendment shall constitute a Credit Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, each of the Guarantors reaffirms its guaranty obligations set forth in the Credit Agreement.

     4. Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

          (d) The execution and delivery of this Amendment does not violate, contravene or conflict with any Requirement of Law applicable to it or any of its Subsidiaries.

     5. No Default. The Credit Parties represent and warrant to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

     6. Release. In consideration of entering into this Amendment, each of the Credit Parties releases the Agents, the Lenders, and each Agent's and each Lender's respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to the Credit Agreement or the other Credit Documents on or prior to the date hereof.

     7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

     8. Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     10. Venue; Jurisdiction; Waivers. The venue, jurisdiction, waiver of jury trial and waiver of consequential damages provisions set forth in Sections 11.11 and 11.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

                  [remainder of page intentionally left blank]

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:

                                        QUEST DIAGNOSTICS INCORPORATED,
                                        A Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


GUARANTORS:

                                        QUEST DIAGNOSTICS HOLDINGS
                                        INCORPORATED,
                                        a Delaware corporation


                                        QUEST DIAGNOSTICS CLINICAL
                                        LABORATORIES, INC.,
                                        a Delaware corporation


                                        QUEST DIAGNOSTICS INCORPORATED,
                                        a California corporation


                                        QUEST DIAGNOSTICS INCORPORATED,
                                        a Maryland corporation


                                        QUEST DIAGNOSTICS INCORPORATED,
                                        a Michigan corporation


                                        QUEST DIAGNOSTICS OF PENNSYLVANIA, INC., a Delaware corporation


                                        METWEST, INC.,
                                        a Delaware corporation


                                        NICHOLS INSTITUTE DIAGNOSTICS,
                                        a California corporation


                                        DPD HOLDINGS, INC.,
                                        a Delaware corporation


                                        DIAGNOSTICS REFERENCE SERVICES INC.,
                                        a Maryland corporation

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                        AMERICAN MEDICAL LABORATORIES,
                                        INCORPORATED,
                                        a Delaware corporation


                                        AML INC.,
                                        a Delaware corporation


                                        QUEST DIAGNOSTICS INCORPORATED (NV),
                                        a Nevada corporation


                                        MEDICAL LABORATORIES CORPORATION
                                        d/b/a American Medical Laboratories,
                                        a Virginia corporation


                                        QUEST DIAGNOSTICS LLC,
                                        an Illinois limited liability company


                                        QUEST DIAGNOSTICS LLC,
                                        a Connecticut limited liability company


                                        QUEST DIAGNOSTICS LLC,
                                        a Massachusetts limited liability
                                        company


                                        APL PROPERTIES, LLC,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Joseph P. Manory
                                        Title: Vice President and Treasurer


                                        PATHOLOGY BUILDING PARTNERSHIP,
                                        a Delaware general partnership


                                        By: Quest Diagnostics Incorporated, a
                                               Maryland corporation, its general
                                               partner


                                            By:
                                                --------------------------------
                                            Name: Joseph P. Manory
                                            Title: Vice President and Treasurer

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

LENDERS:

                                        BANK OF AMERICA, N.A.,
                                        individually  in its  capacity  as a
                                        Lender  and in  its  capacity  as
                                        Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        ALLFIRST BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        BANK HAPOALIM B.M.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        THE GOVERNOR & COMPANY OF THE BANK OF
                                        IRELAND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        BANK LEUMI USA


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        THE BANK OF NEW YORK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        BANK ONE, NA (MAIN OFFICE CHICAGO)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        BAYERISCHE HYPO- UND VEREINSBANK AG,
                                        NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        BNP PARIBAS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        CHANG HWA COMMERCIAL BANK, LTD.,
                                        NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        CHINATRUST COMMERCIAL BANK, LTD.,
                                        NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        DEUTSCHE BANK AG, NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        E. SUN COMMERCIAL BANK, LTD.,
                                        LOS ANGELES BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        FLEET NATIONAL BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        KEY CORPORATE CAPITAL INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        MERRILL LYNCH CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        MIZUHO CORPORATE BANK, LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        NATIONAL CITY BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        THE NORINCHUKIN BANK, NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        PB CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        SUMITOMO MITSUI BANKING CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        SUNTRUST BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



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                                Signature Page to
                               First Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------